UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	ORC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 10, 2023, Orchid Island Capital, Inc. (the “Company”) issued a press release clarifying that the Board of Directors (the “Board”) of the Company announced on October 11, 2023 that it had declared a dividend for the month of October 2023 of $0.12 per share of the Company’s common stock, to be paid on November 28, 2023 to holders of record on October 31, 2023, with an ex-dividend date of October 30, 2023. The Company has been notified that some brokers are informing stockholders that the Board declared another dividend on October 8, 2023 with different payment dates and record dates. The Board did not declare a dividend on October 8, 2023. Stockholders of the Company should disregard any information related to this purported dividend. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, but not limited to, statements about the Company’s distributions. These forward-looking statements are based upon the Company’s present expectations, but the Company cannot assure investors that actual results will not vary from the expectations contained in the forward-looking statements. Investors should not place undue reliance upon forward looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated November 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023		ORCHID ISLAND CAPITAL, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer